                                                                 EXHIBIT-10-a-2


                      ROCKWELL INTERNATIONAL CORPORATION
              1981 INCENTIVE STOCK OPTION PLAN FOR KEY EMPLOYEES
                            STOCK OPTION AGREEMENT



To:

    We are pleased to notify you that, in accordance with a determination of the Stock Option Committee established under the 1981 Incentive Stock Option Plan for Key Employees (the "Plan"),
an incentive stock option to purchase         shares of common
stock of the Corporation at the price of           per share has
this day been granted to you. A copy of the Plan is enclosed.

    This option has been granted, and may be exercised, upon the terms and conditions set forth below.

         1. Acceptance by Employee
            ----------------------

            Please sign the enclosed copy of this
            agreement at the place indicated and
            return it to the Secretary of the
            Corporation. This option will be null
            and void if (a) such signed copy is not
            received by the Secretary by March 1,
            1982, unless the Corporation (in its sole discretion) elects in writing to extend such period or (b) the Plan and certain related actions are not approved by the stockholders at the Corporation's 1982
            Annual Meeting of Stockholders.

         2. Exercise of Option
            ------------------

            Subject to the provisions of the Plan,
            this option may be exercised by you in
            whole or in part (or, in the event of
            your death, by your estate or by any
            person who acquires this option by
            bequest or inheritance or by reason of
            your death) from time to time during the term beginning one year from the date hereof, and ending ten years from the date hereof, provided that: (a) this stock option shall not be exercisable in whole or in part while there is outstanding, within the meaning of
            Section 422A of the Internal Revenue
            Code, any other incentive stock option
            which was earlier granted to you, and
            which earlier incentive stock option is
            for the purchase of capital stock of the Corporation or of a corporation which at

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            the time of granting of such
            incentive stock option was a parent or
            subsidiary of the Corporation or a
            predecessor of any of them, and (b) in
            the event of your death or termination
            of employment, the option may be
            exercised only in accordance with the
            provisions of the Plan applying to the
            exercise of an option in the event of
            death or termination of employment
            (Section 7).

         3. Notice of Exercise of Stock
            Option and Payment
            ---------------------------

            The exercise in whole or in part of this stock option shall be effective only upon receipt by the Secretary of written notice of exercise specifying the number of shares to be purchased. The purchase price of the shares covered by the exercise may be paid entirely in cash by forwarding to the Secretary, along with a written notice of exercise in the form of Attachment 1, your check in the full amount of the purchase price.
            Alternatively, the purchase price may be paid in shares of the common stock of the Corporation which you already own, valued in accordance with Section 4(f) of the Plan (other than any shares acquired upon a partial exercise of this option within the preceding six months), or in a combination of cash and such shares. If you choose to use already-owned shares in connection with an exercise of this option, you should forward to the Secretary a written notice of exercise in the form of Attachment 2. The Corporation will advise you of the number of shares and any cash required to pay the purchase price in full, and the shares and any cash required in payment must be delivered to the Secretary no later than five (5) business days following the Secretary's receipt of your written notice of exercise. Certificates representing the number of shares purchased will be issued as soon thereafter as practicable.

         4. Transferability
            ---------------

            This option is not transferable by you
            otherwise than by will or by the laws of

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            descent and distribution, and is
            exercisable, during your lifetime, only
            by you.

         5. Subject to Stock Option Plan
            ----------------------------

            This option shall be subject in all
            respects to all the provisions of the
            Plan, as it may be amended.

         6. Applicable Laws and Regulations
            -------------------------------

            This agreement and the Corporation's
            obligation to issue shares hereunder are subject to applicable laws and regulations.

    This option is an incentive stock option under the provisions of the Federal income tax laws. The federal income tax consequences under current provisions of the Internal Revenue Code applicable to exercises of incentive stock options are described in Attachment 3.

    Attached are the following:

         Attachment 1 - Option Exercise Form - Cash Only

         Attachment 2 - Option Exercise Form - Stock or
                        Stock and Cash

         Attachment 3 - Description of Federal Income Tax
                        Consequences


                                     ROCKWELL INTERNATIONAL CORPORATION


                                     By _______________________________


Dated:


Agreed to this __________ day
of _____________ , 198_



____________________________
    Employee Signature


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                                                        ATTACHMENT 1
                                                        OPTION EXERCISE FORM-
                                                        CASH ONLY
                                                        -----------------------

Rockwell International Corporation
600 Grant Street
Pittsburgh, PA 15219

Attention: Mr. William F. Swanson, Jr.
           Secretary

Reference: Incentive Stock Option Exercise

Gentlemen:

        Subject to the terms and conditions of the applicable stock option plan and agreement thereunder, I hereby exercise, to the extent hereinafter specified, the incentive stock option granted to me on ________________, 19___.

        This exercise covers ___________ of the shares covered by such option at the price of $_________ per share.

        Enclosed is a check in the amount of $____________ payable to Rockwell International Corporation, covering the price of said shares.

        Please have the stock registered as follows:


        Social Security Number: __________________________________

        Name:     ________________________________________________

                  ________________________________________________

        Address:  ________________________________________________

                  ________________________________________________
                                                        (Zip Code)



Date: _____________________, 19___

                                       Very truly yours,

                                       ___________________________
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                                                        ATTACHMENT 2
                                                        OPTION EXERCISE FORM-
                                                        CASH ONLY
                                                        -----------------------

Rockwell International Corporation
600 Grant Street
Pittsburgh, PA 15219

Attention: Mr. William F. Swanson, Jr.
           Secretary

Reference: Incentive Stock Option Exercise

Gentlemen:

        Subject to the terms and conditions of the applicable stock option plan and agreement thereunder, I hereby exercise, to the extent hereinafter specified, the incentive stock option granted to me on ________________, 19___.

        This exercise covers ___________ of the shares covered by such option at the price of $_________ per share.

        I wish to use shares of Rockwell International common stock that I currently own in connection with my exercise of the above reference stock option. I hereby represent that none of such shares were acquired upon a partial exercise of this option within the preceding six months. I understand that you will advise me of the number of shares and any cash that I should deliver to Rockwell to pay the full purchase price of the shares covered by this exercise, and that certificates representing the number of shares purchased will be issued only after I deliver to the Corporation the number of shares required or a combination of shares and cash in full payment of the exercise price.

        I hereby agree to deliver to the Corporation no later than five (5) business days following the date of this exercise the number of shares required or a combination of shares and cash in full payment of the exercise price, and an executed stock transfer power covering the shares delivered.

        It is my understanding that following my payment of the exercise price, I will receive from the Corporation a stock certificate representing the same number of shares I delivered to the Corporation and a second stock certificate representing the additional shares due as a result of this exercise. The first certificate will be issued in the same name or names in which the shares I delivered to the Corporation were registered. Please register the shares represented by the second certificate as follows:



        Social Security Number: __________________________________

        Name:     ________________________________________________

                  ________________________________________________

        Address:  ________________________________________________

                  ________________________________________________
                                                        (Zip Code)



Date: _____________________, 19___

                                       Very truly yours,

                                       ___________________________
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                    STOCK POWER SEPARATE FROM CERTIFICATE
                    -------------------------------------

        FOR VALUE RECEIVED, (I) (We), _____________________________________
                                                (insert name(s))
hereby sell, assign and transfer unto Rockwell International Corporation the ___________________ shares of the common stock of Rockwell International
  (insert number)
Corporation standing in the name(s) of _____________________________________ on
                                            (Name(s) on certificate(s))
the books of said Rockwell International Corporation represented by Certificate(s) No(s). ________________ herewith and do hereby irrevocably constitute and appoint Mellon Bank N.A. attorney to transfer the said stock on the books of Rockwell International with full power of substitution in the premises.

Dated: _________________

                                            _____________________________
                                                    (Signature)

WITNESS

______________________________              _____________________________
                                                    (Signature)

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                                                               ATTACHMENT 3


                DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES
                ----------------------------------------------

        The Corporation has been advised by Counsel as follows:

        An optionee will not realize taxable income upon the exercise of an incentive stock option, and the Corporation will not be entitled to any deduction. If the optionee does not dispose of the stock acquired within one year after its receipt (and two years after the option was granted), gain or loss realized on the subsequent disposition of the stock will be treated as long term capital gain or loss. If the stock is disposed of prior to either of those times, the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the option price; or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon such disposition, the Corporation will be entitled to a deduction in the same amount and at the same time as the optionee realizes such ordinary income.

        Due to the complexity of the federal income tax laws and the differing personal circumstances of each optionee, the Corporation urges each optionee to seek assistance from his personal tax advisor.

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                      ROCKWELL INTERNATIONAL CORPORATION
              1981 INCENTIVE STOCK OPTION PLAN FOR KEY EMPLOYEES


1. PURPOSE

        The purpose of the Plan is to provide an incentive, in the form of a proprietary interest in the Corporation, to officers and other key employees who are in a position to contribute materially to the successful operation of the business of the Corporation, to increase their interest in the Corporation's welfare, and to provide a means through which the Corporation can attract and retain employees of outstanding abilities.

2. DEFINITIONS

        As used in the Plan, "Corporation" means Rockwell International Corporation, and those of its subsidiary corporations designated by the Board of Directors to participate in the Plan; "Board of Directors" means the Board of Directors of Rockwell International Corporation; "employee" includes officers and other key employees of the Corporation, but excludes directors who are not also employees of the Corporation; and "fair market value" means the closing price of the common stock of Rockwell International Corporation as reported in the New York Stock Exchange - Composite Transactions on the date of a determination (or on the next preceding day such stock was traded if it was not traded on the date of a determination). "Incentive stock option" means an option which is an incentive stock option as defined in Section 422A of the Internal Revenue Code. "Unused limit carryover" means, with respect to any calendar year, the aggregate for each of the three next preceding calendar years (but only after 1980) of one-half of the excess, if any, of $100,000 over the aggregate fair market value, determined as of the time an incentive stock option was granted, of the shares for which an employee was granted incentive stock options under all plans of the Corporation and any parent or subsidiary of the Corporation in any such preceding calendar year: provided, however, the amount of incentive stock options granted during any calendar year shall be treated as first using up the $100,000 limitation of Section 3 and shall then be treated as using up amounts of unused limit carryovers for incentive stock options not granted in any calendar year in the order of the calendar years in which such carryovers arose.

3. STOCK OPTION COMMITTEE

(a) The Stock Option Committee (the "Committee") shall consist of three or more of those members of the Board of Directors who are not eligible to receive incentive stock options under the Plan. The members of the Committee shall be designated by the Board of Directors. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

(b) The Committee shall determine the employees to whom incentive stock options may be granted and the number of shares to be subject to each option. Not more than 10% of the total number of shares available under the Plan shall be subject to option to any one employee. The aggregate fair market value (determined as of the date the option is granted) of the shares for which any employee may be granted incentive stock options in any calendar year under all plans of the Corporation and any parent or subsidiary of the Corporation shall not exceed $100,000 plus any unused limit carryover to such year.

(c) As and to the extent authorized by the Board of Directors, the Committee may exercise the powers and authority vested in the Board of Directors under the Plan.


4. TERMS OF INCENTIVE STOCK OPTIONS

        The terms of each incentive stock option granted under the Plan shall be determined by the Board of Directors, consistent with the provisions of the Plan, including the following:

(a) The purchase price of the stock subject to option shall not be less than the fair market value of the stock on the date the option is granted.

(b) Each incentive stock option may be exercised in whole or in part from time to time during such period as the option shall specify, provided that no option shall be exercisable prior to one year nor after ten years from the date of the grant thereof, and provided further that incentive stock options granted in substitution for existing options under prior stock option plans of the Corporation shall be deemed

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    for the purpose of exercise only to have been granted on the date of the grant under the prior plan.

(c) An incentive stock option shall not be exercisable while there is outstanding, within the meaning of Section 422A of the Internal Revenue Code, any other incentive stock option which was earlier granted to the employee, and which earlier incentive stock option is for the purchase of capital stock of Rockwell International Corporation or of a corporation which at the time of granting of such other incentive stock option was a parent or subsidiary of Rockwell International Corporation or a predecessor of any of them.

(d) Each incentive stock option may provide for related stock appreciation rights.

(e) Each incentive stock option may provide that the optionee shall represent at the time of each exercise of option or stock appreciation right that the shares purchased are being acquired for investment and not with a view to distribution thereof.

(f) The purchase price of the shares with respect to which an incentive stock option is exercised shall be payable in full in cash or, to the extent authorized by the Board of Directors at the time such an option is granted under the Plan, (i) in shares of common stock of Rockwell International Corporation or (ii) in a combination of cash and such shares. The value of any share delivered in payment of the purchase price shall be its fair market value on the date the option is exercised. No fractional shares shall be issued.

(g) An incentive stock option or stock appreciation right shall not be assignable or transferable by the employee to whom granted otherwise than by will or by the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

(h) No person shall have the rights of a stockholder wiht respect to shares subject to an option, but shall have such rights only with respect to shares acquired on exercise of an option or stock appreciation right.

5. GRANTING OF INCENTIVE STOCK OPTIONS

(a) The Board of Directors may grant, from time to time, in accordance with determinations of the Committee, incentive stock options to employees to purchase shares of common stock of Rockwell International Corporation, under the Plan. The total number of shares of stock which may be purchased pursuant to incentive stock options granted under the Plan shall not exceed 2,000,000, except as provided in Paragraph 8. They may consist in whole or in part of unissued or reacquired shares, if for any reason (other than surrender of incentive stock option rights upon exercise of stock appreciation rights as provided in Paragraph 6) shares as to which an incentive stock option has been granted cease to be subject to purchase thereunder, then such shares shall again be available for option under the Plan.

(b) No incentive stock option shall be granted under the Plan after December 15, 1991, but incentive stock options theretofore granted may extend beyond that date; provided, however, that stock appreciation rights may be granted after December 15, 1991 with respect to then outstanding incentive stock options.

6. STOCK APPRECIATION RIGHTS

        As the Board of Directors may determine, stock appreciation rights may be granted in conjunction with all or any part of any incentive stock option granted under the Plan, either at the time of the incentive stock option grant or at any time thereafter during the term of the incentive stock option. Stock appreciation rights shall entitle the optionee, upon exercise of such rights, to surrender the related incentive stock option, or any part thereof, and to receive a payment equal to the excess of the fair market value, on the date of such exercise, of the shares covered by such incentive stock option, or part thereof, over the option price of such shares. Upon exercise of a stock appreciation right and surrender of the related incentive stock option or part thereof, such incentive stock option, to the extent surrendered, shall not thereafter be exercisable.

        The payment contemplated by this Paragraph may be made in shares of common stock of Rockwell International Corporation valued at fair market value, on the date of exercise, or in cash or partly in cash and partly in shares of common stock, as the Board of Directors may determine. The shares of common stock covered by the incentive stock option, or part thereof, so surrendered shall not again be available for option under


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
the Plan. Any shares of common stock delivered as payment upon any such surrender may consist in whole or in part of unissued or reacquired shares and shall not be charged against the number of shares of common stock available for option under the Plan.

7. DEATH OR TERMINATION OF EMPLOYMENT

(a) if an optionee dies his incentive stock option may be exercised only within one year from the date of death. If an optionee's employment by the Corporation is terminated for cause, his incentive stock option shall expire forthwith. If an optionee's employment by the Corporation is terminated other than by death or for cause, his incenitve stock option may be exercised only within three months from the date of termination of employment.

(b) Notwithstanding any other provision hereof, an incenitve stock option may be exercised pursuant to this Paragraph 7 only to the extent the optionee was entitled to exercise the incentive stock option at the time of termination of employment or death and, in any event, may not be exercised after the expiration of ten years from the date of the grant thereof.

8. ADJUSTMENTS UPON CHANGES IN STOCK

        If there shall be any change in or affecting the stock subject to the Plan, or to any incentive stock option granted thereunder, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or combination, the Board of Directors may make appropriate adjustments in the aggregate number of shares subject to the Plan and the number of shares and the price per share subject to outstanding incentive stock options and may assume old incentive stock options or substitute new incentive stock options for old incentive stock options, regardless of whether the option price of any such incentive stock option is less than the then fair market value of the subject shares.

9. MISCELLANEOUS

(a) For the purpose of the Plan, an employee on leave of absence will be considered as still in the employ of the Corporation unless otherwise provided in an agreement between the employee and the Corporation.

(b) The Corporation shall have the right, in connection with the exercise of any stock appreciation right, to deduct from any payment to be made by the Corporation under the Plan an amount equal to the taxes required to be withheld by law with respect to such exercise or to require the employee or other person effecting such exercise to pay to it an amount sufficient to provide for any such taxes so required to be withheld.

10. FINALITY OF DETERMINATIONS

        The Board of Directors shall have the power to interpret the Plan. All interpretations, determinations and actions by the Board of Directors or by the Committee shall be final, conclusive and binding upon all parties.

11. AMENDMENT AND TERMINATION

        The Board of Directors shall have the power in its discretion, to amend, suspend or terminate the Plan or incentive stock options or stock appreciation rights granted under the Plan at any time. It shall not, however, have power to change the class of employees eligible to receive incentive stock options under the Plan, or (except as otherwise provided in the Plan) (i) increase the number of shares subject to the Plan, or (ii) reduce the option price below the fair market value of the stock on the date the incentive stock option was granted. No amendment, suspension or termination of the Plan or incentive stock options granted under the Plan shall, except with the consent of the optionee, adversely affect rights under an incentive stock option previously granted; provided, however, that any suspension or termination by the Board of Directors of a stock appreciation right previously granted shall not be deemed to affect adversely rights under an incentive stock option previously granted.

12. EFFECTIVE DATE OF PLAN

        The Plan has been adopted by the Board of Directors of the Corporation on December 16, 1981, subject to approval by the stockholders of the Corporation.


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